SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 17, 2005

                Nevada                      Avalon Energy Corporation

         (State or other jurisdiction of   (Exact name of registrant as
          incorporation or organization)    specified in its charter)

                                   88-0195105
                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada
                    (Address of principal executive offices)

                                    V6E 4R8
                                   (Zip Code)

                                 (604) 664-0499
              (Registrant's telephone number, including area code)

                            Avalon Gold Corporation
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On May 17, 2005, the Registrant accepted the resignation of Carlton Parfitt as President and Chief Executive Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

On May 17, 2005, the Registrant accepted the resignation of Robert Klein as Secretary, Treasurer and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On May 17, 2005, Robert Klein was appointed President and Chief Executive Officer of the Registrant.

On May 17, 2005, Carlton Parfitt was appointed Secretary, Treasurer and Chief Financial Officer of the Registrant.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description
-----------     --------------------------
10.01	Robert Klein Letter of Consent to Act and Resignation.

17.01	Carlton Parfitt Letter of Resignation and Consent to Act.

99.01   Press Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Avalon Energy Corporation

/s/: Robert Klein
By: ----------------
    Robert Klein, President

DATED:  May 17, 2005